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                                                                   EXHIBIT 10.44

                                 PROMISSORY NOTE

$20,000.00                      Lewisville, Texas                  MARCH 7, 2000

For value received, BASIC TECHNOLOGIES, INC. promises to pay to the order of Nina E. Angelo, the sum of TWENTY THOUSAND AND NO/100 DOLLARS ($20,000.000) in legal and lawful money of the United States of America, with interest thereon from the date hereof until maturity at the rate of TWELVE percent (12%) per annum on the unpaid balance.

This note is due and payable as follows, to wit:

     ACCRUED MONTHLY INTEREST ONLY SHALL BE PAYABLE ON APRIL 7, 2000; MAY 7, 2000; JUNE 7, 2000; AND JULY 7, 2000. PRINCIPAL SHALL BE DUE AND PAYABLE IN FULL ON JULY 7, 2000.

This note shall be secured by the rights to and proceeds from contracts with the States of Texas and Oklahoma.

The undersigned may prepay this note without penalty. In the event any payment due hereunder is not paid when due, the entire balance shall be immediately due upon demand of any holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this note.

Signed this 7th day of March, 2000.

                                          BASIC TECHNOLOGIES, INC.


                                          By: /s/ B WALKER
                                              ----------------------------------
                                              Bryan L. Walker, President
ATTEST:


/s/ RICHARD C. SMITH
------------------------------
Richard C. Smith
Chief Financial Officer